

                                                                                                                              page 1
                                                       SERVICER'S CERTIFICATE
                                                 AMERICAN HONDA FINANCE CORPORATION
                                MONTHLY SERVICER REPORT -- Honda Auto Receivables 2003-5 Owner Trust
                                                     6/1/2005 through 6/30/2005

I. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------

     (A) Total Portfolio Balance                                                                            $1,043,550,894.52
     (B) Total Securities Balance                                                                           $1,043,550,894.52
     (C) Class A-1 Notes
         (i)    Class A-1 Notes Balance                                                                       $234,000,000.00
         (ii)   Class A-1 Notes Percentage (C(i)/B)                                                                    22.42%
         (iii)  Class A-1 Notes Rate                                                                                 1.14000%
         (iv)   Class A-1 Notes Accrual Basis                                                                      Actual/360
     (D) Class A-2 Notes
         (i)    Class A-2 Notes Balance                                                                       $250,000,000.00
         (ii)   Class A-2 Notes Percentage (D(i)/B)                                                                    23.96%
         (iii)  Class A-2 Notes Rate                                                                                   1.570%
         (iv)  Class A-2 Notes Accrual Basis                                                                           30/360
     (E) Class A-3 Notes
         (i)    Class A-3 Notes Balance                                                                       $305,000,000.00
         (ii)   Class A-3 Notes Percentage (E(i)/B)                                                                    29.23%
         (iii)  Class A-3 Notes Rate                                                                                   2.300%
         (iv)   Class A-3 Notes Accrual Basis                                                                          30/360
     (F) Class A-4 Notes
         (i)    Class A-4 Notes Balance                                                                       $225,853,000.00
         (ii)   Class A-4 Notes Percentage (F(i)/B)                                                                    21.64%
         (iii)  Class A-4 Notes Rate                                                                                   2.960%
         (iv)   Class A-4 Notes Accrual Basis                                                                          30/360
     (G) Certificates
         (i)    Certificates Balance                                                                           $28,697,894.52
         (ii)   Certificates Percentage (G(i)/B)                                                                        2.75%
         (iii)  Certificates Rate                                                                                      2.960%
         (iv)   Certificates Accrual Basis                                                                             30/360
     (H) Servicing Fee Rate                                                                                             1.00%
     (I) Portfolio Summary
         (i)    Weighted Average Coupon (WAC)                                                                           4.34%
         (ii)   Weighted Average Original Maturity (WAOM)                                                               58.62 months
         (iii)  Weighted Average Remaining Maturity (WAM)                                                               53.33 months
         (iv)   Number of Receivables                                                                                  58,492
     (J) Reserve Fund
         (i)   Reserve Account Initial Deposit Percentage                                                               0.50%
         (ii)  Reserve Account Initial Deposit                                                                  $5,217,754.47
         (iii) Specified Reserve Account Percentage                                                                     0.75%
         (iv)   Specified Reserve Account Balance                                                               $7,826,631.71

     (K) Yield Supplement Account Deposit                                                                       $6,003,156.34

II. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
-------------------------------------------------
     (A) Total Portfolio Balance                                                                              $561,633,511.87
     (B) Total Securities Balance                                                                             $561,633,511.87
     (C) Cumulative Note and Certificate Pool Factor                                                                0.5381947
     (D) Class A-1 Notes
         (i)    Class A-1 Notes Balance                                                                                 $0.00
         (ii)   Class A-1 Notes Pool Factor                                                                         0.0000000
         (iii)  Class A-1 Notes Interest Carryover Shortfall                                                            $0.00
         (iv)   Class A-1 Notes Principal Carryover Shortfall                                                           $0.00
     (E) Class A-2 Notes
         (i)    Class A-2 Notes Balance                                                                        $10,434,921.92
         (ii)   Class A-2 Notes Pool Factor                                                                         0.0417397
         (iii)  Class A-2 Notes Interest Carryover Shortfall                                                            $0.00
         (iv)   Class A-2 Notes Principal Carryover Shortfall                                                           $0.00
     (F) Class A-3 Notes
         (i)    Class A-3 Notes Balance                                                                       $305,000,000.00
         (ii)   Class A-3 Notes Pool Factor                                                                         1.0000000
         (iii)  Class A-3 Notes Interest Carryover Shortfall                                                            $0.00
         (iv)   Class A-3 Notes Principal Carryover Shortfall                                                           $0.00
     (G) Class A-4 Notes
         (i)    Class A-4 Notes Balance                                                                       $225,853,000.00
         (ii)   Class A-4 Notes Pool Factor                                                                         1.0000000
         (iii)  Class A-4 Notes Interest Carryover Shortfall                                                            $0.00
         (iv)   Class A-4 Notes Principal Carryover Shortfall                                                           $0.00
     (H) Certificates
         (i)    Certificates Balance                                                                           $20,345,589.95
         (ii)   Certificates Pool Factor                                                                            0.7089576
         (iii)  Certificates Interest Carryover Shortfall                                                               $0.00
         (iv)   Certificates Principal Carryover Shortfall                                                              $0.00
     (I) Servicing Fee
         (i)    Servicing Fee Shortfall                                                                                 $0.00
     (J) End of Prior Month Account Balances
         (i)    Reserve Account                                                                                 $7,826,631.71
         (ii)   Yield Supplement Account                                                                        $2,351,937.62
         (iii)  Payahead Account                                                                                        $0.00
         (iv)   Advances Outstanding                                                                              $191,586.55
     (K) Portfolio Summary as of End of Prior Month
         (i)    Weighted Average Coupon (WAC)                                                                           4.19%
         (ii)   Weighted Average Remaining Maturity (WAM)                                                               35.81 months
         (iii)  Number of Receivables                                                                                  46,437
     (L) Note and Certificate Principal Distribution Percentages
         (i)    Note Percentage                                                                                        96.46%
         (ii)   Certificate Percentage                                                                                  3.54%




                                                                                                                              page 2
                                                       SERVICER'S CERTIFICATE
                                                 AMERICAN HONDA FINANCE CORPORATION
                                MONTHLY SERVICER REPORT -- Honda Auto Receivables 2003-5 Owner Trust
                                                     6/1/2005 through 6/30/2005

III. MONTHLY INPUTS FROM THE MAINFRAME
--------------------------------------

     (A) Precomputed Contracts Principal
         (i)    Scheduled Principal Collections                                                                         $0.00
         (ii)   Prepayments in Full                                                                                     $0.00
         (iii)  Prepayments in Full due to Repurchases                                                                  $0.00
     (B) Precomputed Contracts Collections                                                                              $0.00
     (C) Precomputed Receivables Interest (B-A((i)+(ii)+(iii)))                                                         $0.00
     (D) Simple Interest Receivables Principal
         (i)    Principal Collections                                                                          $16,222,681.31
         (ii)   Prepayments in Full                                                                             $8,674,467.37
         (iii)  Repurchased Receivables Related to Principal                                                            $0.00
     (E) Simple Interest Receivables Interest
         (i)    Simple Interest Collections                                                                     $2,005,315.47
     (F) Payment Advance for Precomputes
         (i)    Reimbursement of Previous Advances                                                                      $0.00
         (ii)   Current Advance Amount                                                                                  $0.00
     (G) Interest Advance for simple Interest - Net                                                              ($11,579.15)
     (H) Payahead Account
         (i)    Payments Applied                                                                                        $0.00
         (ii)   Additional Payaheads                                                                                    $0.00
     (I) Portfolio Summary as of End of Month
         (i)    Weighted Average Coupon (WAC)                                                                           4.18%
         (ii)   Weighted Average Remaining Maturity (WAM)                                                               34.85 months
         (iii)  Remaining Number of Receivables                                                                        45,573

     (J) Delinquent Receivables                                      # Units                   Dollar Amount
                                                            --------------------------  ---------------------------
         (i)    31-60 Days Delinquent                          1,064         2.33%      $12,291,046.32      2.29%
         (ii)   61-90 Days Delinquent                            216         0.47%       $2,577,922.73      0.48%
         (ii)   91 Days or More Delinquent                        39         0.09%         $491,225.54      0.09%
     (K) Vehicles Repossessed During Collection Period            21         0.05%         $224,227.98      0.04%
     (L) Total Repossessed Vehicles in Inventory                  33         0.07%         $362,886.65      0.07%

IV. INPUTS DERIVED FROM OTHER SOURCES
-------------------------------------
     (A) Collection Account Investment Income                                                                           $0.00
     (B) Reserve Account Investment Income                                                                         $19,655.30
     (C) Yield Supplement Account Investment Income                                                                 $6,109.97
     (D) Trust Fees Expense                                                                                             $0.00
     (E) Aggregate Net Losses for Collection Period                                                                 52,235.66
     (F) Liquidated Receivables Information
         (i)    Gross Principal Balance on Liquidated Receivables                                                  273,438.69
         (ii)   Liquidation Proceeds                                                                               117,064.83
         (ii)   Recoveries from Prior Month Charge Offs                                                            104,138.20
     (G) Days in Accrual Period                                                                                            28
     (H) Deal age                                                                                                          19

                                                         MONTHLY COLLECTIONS
                                                         -------------------

V. INTEREST COLLECTIONS
-----------------------
     (A) Total Interest Collections (III(C)+E(i)-F(i)+F(ii)+G)                                                  $1,993,736.32

VI. PRINCIPAL COLLECTIONS
-------------------------
     (A) Principal Payments Received  (III(A((i)+(ii))+(D(i)+(ii)))                                            $24,897,148.68
     (B) Liquidation Proceeds  (IV(F(i)))                                                                          117,064.83
     (C) Repurchased Loan Proceeds Related to Principal  (III(A(iii)+D(iii)))                                            0.00
     (D) Recoveries from Prior Month Charge Offs (IV(F(ii)))                                                       104,138.20
                                                                                                     ------------------------
     (E) Total Principal Collections (A+B+C+D)                                                                 $25,118,351.71

VII. TOTAL INTEREST AND PRINCIPAL COLLECTIONS  (V(A)+VI(E))                                                    $27,112,088.03
-----------------------------------------------------------

VIII. YIELD SUPPLEMENT DEPOSIT                                                                                    $159,531.61
------------------------------

IX. TOTAL AVAILABLE AMOUNT (VII+VIII)                                                                          $27,271,619.64
-------------------------------------

                                                        MONTHLY DISTRIBUTIONS
                                                        ---------------------

X. FEE DISTRIBUTIONS
--------------------
     (A) Servicing Fee
         (i)    Servicing Fee Due (I(H)/12)(II(B))+(II(H)(i))                                                     $468,027.93
         (ii)   Servicing Fee Paid                                                                                 468,027.93
                                                                                                     ------------------------
         (iii)  Servicing Fee Shortfall                                                                                 $0.00
     (B) Reserve Account Investment Income (IV(B))                                                                 $19,655.30
     (C) Yield Supplement Account Investment Income  (IV(C))                                                            $0.00
     (D) Trust Fees Expense (IV(D))                                                                                     $0.00

XI. DISTRIBUTIONS TO NOTEHOLDERS
--------------------------------
     (A) Interest
         (i)    Class A-1 Notes
                (a) Class A-1 Notes Interest Due                                                                        $0.00
                (b) Class A-1 Notes Interest Paid                                                                        0.00
                                                                                                     ------------------------
                (c) Class A-1 Notes Interest Shortfall                                                                  $0.00
         (ii)   Class A-2 Notes
                (a) Class A-2 Notes Interest Due                                                                   $13,652.36
                (b) Class A-2 Notes Interest Paid                                                                   13,652.36
                                                                                                     ------------------------
                (c) Class A-2 Notes Interest Shortfall                                                                  $0.00
         (iii)  Class A-3 Notes
                (a) Class A-3 Notes Interest Due                                                                  $584,583.33
                (b) Class A-3 Notes Interest Paid                                                                  584,583.33
                                                                                                     ------------------------
                (c) Class A-3 Notes Interest Shortfall                                                                  $0.00




                                                                                                                             page 3
                                                       SERVICER'S CERTIFICATE
                                                 AMERICAN HONDA FINANCE CORPORATION
                                MONTHLY SERVICER REPORT -- Honda Auto Receivables 2003-5 Owner Trust
                                                     6/1/2005 through 6/30/2005

         (iv)   Class A-4 Notes
                (a) Class A-4 Notes Interest Due                                                                  $557,104.07
                (b) Class A-4 Notes Interest Paid                                                                  557,104.07
                                                                                                     ------------------------
                (c) Class A-4 Notes Interest Shortfall                                                                  $0.00
         (v)    Total Note Interest
                (a) Total Note Interest Due                                                                     $1,155,339.76
                (b) Total Note Interest Paid                                                                     1,155,339.76
                                                                                                     ------------------------
                (c) Total Note Interest Shortfall                                                                       $0.00
                (d) Reserve Account Withdrawal for Note Interest                                                        $0.00
Amount available for distributions after Fees & Interest (IX-(X(A)(ii)-(D))-XI(A)(v)(b))                       $25,648,251.95
     (B) Principal
         (i)    Noteholders' Principal Distribution Amounts                                                    $24,279,548.58
         (ii)   Class A-1 Notes Principal
                (a) Class A-1 Notes Principal Due                                                                       $0.00
                (b) Class A-1 Notes Principal Paid                                                                       0.00
                                                                                                     ------------------------
                (c) Class A-1 Notes Principal Shortfall                                                                 $0.00
                (d) Reserve Account Withdrawal                                                                          $0.00
         (iii)  Class A-2 Notes Principal
                (a) Class A-2 Notes Principal Due                                                              $10,434,921.92
                (b) Class A-2 Notes Principal Paid                                                              10,434,921.92
                                                                                                     ------------------------
                (c) Class A-2 Notes Principal Shortfall                                                                 $0.00
                (d) Reserve Account Withdrawal                                                                          $0.00
         (iv)   Class A-3 Notes Principal
                (a) Class A-3 Notes Principal Due                                                              $13,844,626.66
                (b) Class A-3 Notes Principal Paid                                                              13,844,626.66
                                                                                                     ------------------------
                (c) Class A-3 Notes Principal Shortfall                                                                 $0.00
                (d) Reserve Account Withdrawal                                                                          $0.00
         (v)    Class A-4 Notes Principal
                (a) Class A-4 Notes Principal Due                                                                       $0.00
                (b) Class A-4 Notes Principal Paid                                                                       0.00
                                                                                                     ------------------------
                (c) Class A-4 Notes Principal Shortfall                                                                 $0.00
                (d) Reserve Account Withdrawal                                                                          $0.00
         (vi)   Total Notes Principal
                (a) Total Notes Principal Due                                                                   24,279,548.58
                (b) Total Notes Principal Paid                                                                  24,279,548.58
                                                                                                     ------------------------
                (c) Total Notes Principal Shortfall                                                                     $0.00
                (d) Reserve Account Withdrawal                                                                          $0.00

XII. RESERVE FUND DEPOSIT
-------------------------
     Amount available for deposit into reserve account                                                          $1,368,703.37
     Amount deposited into reserve account                                                                               0.00
     Excess Amount Released from Reserve Account                                                                         0.00
                                                                                                     ------------------------
     Excess funds available to Certificateholders                                                                1,368,703.37
                                                                                                     ------------------------

XIII. DISTRIBUTIONS TO CERTIFICATEHOLDERS
-----------------------------------------
     (A) Interest
         (i)    Certificate Monthly Interest Due                                                                   $50,185.79
         (ii)   Certificate Interest Shortfall Beginning Balance                                                        $0.00
                                                                                                     ------------------------
         (iii)  Total Certificate Interest Due                                                                     $50,185.79
         (iv)   Certificate Interest Paid                                                                           50,185.79
                                                                                                     ------------------------
         (v)    Certificate Interest Shortfall Ending Balance                                                           $0.00
     (B) Principal
         (i)    Certificate Monthly Principal Due                                                                 $891,038.79
         (ii)   Certificate Principal Shortfall Beginning Balance                                                       $0.00
                                                                                                     ------------------------
         (iii)  Total Certificate Principal Due                                                                   $891,038.79
         (iv)   Certificate Principal Paid                                                                         891,038.79
                                                                                                     ------------------------
         (v)    Certificate Principal Shortfall Ending Balance                                                          $0.00
     (C) Release to Seller                                                                                        $427,478.79

                                                        DISTRIBUTIONS SUMMARY
                                                        ---------------------

     (A) Total Collections                                                                                     $27,271,619.64
     (B) Service Fee                                                                                              $468,027.93
     (C) Trustee Fees                                                                                                    0.00
     (D) Class A1 Amount                                                                                                $0.00
     (E) Class A2 Amount                                                                                       $10,448,574.28
     (F) Class A3 Amount                                                                                       $14,429,209.99
     (G) Class A4 Amount                                                                                          $557,104.07
     (H) Amount Deposited into Reserve Account                                                                          $0.00
     (I) Certificateholders                                                                                       $941,224.58
     (J) Release to seller                                                                                        $427,478.79
     (K) Total amount distributed                                                                              $27,271,619.64
     (L) Amount of Draw from Reserve Account                                                                             0.00
     (M) Excess Amount Released from Reserve Account                                                                     0.00

                                                   PORTFOLIO AND SECURITY SUMMARY
                                                   ------------------------------

                                                                                    Beginning                       End
XIV. POOL BALANCES AND PORTFOLIO INFORMATION                                        of Period                    of Period
--------------------------------------------                                 -------------------------     -------------------------
     (A) Balances and Principal Factors
         (i)    Aggregate Balance of Notes                                      $541,287,921.92               $517,008,373.34
         (ii)   Note Pool Factor                                                      0.5333658                     0.5094416
         (iii)  Class A-1 Notes Balance                                                    0.00                          0.00
         (iv)   Class A-1 Notes Pool Factor                                           0.0000000                     0.0000000
         (v)    Class A-2 Notes Balance                                           10,434,921.92                          0.00
         (vi)   Class A-2 Notes Pool Factor                                           0.0417397                     0.0000000
         (vii)  Class A-3 Notes Balance                                          305,000,000.00                291,155,373.34
         (viii) Class A-3 Notes Pool Factor                                           1.0000000                     0.9546078
         (ix)   Class A-4 Notes Balance                                          225,853,000.00                225,853,000.00
         (x)    Class A-4 Notes Pool Factor                                           1.0000000                     1.0000000
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

                                                                                                                              page 4
                                                       SERVICER'S CERTIFICATE
                                                 AMERICAN HONDA FINANCE CORPORATION
                                MONTHLY SERVICER REPORT -- Honda Auto Receivables 2003-5 Owner Trust
                                                     6/1/2005 through 6/30/2005

         (xi)   Certificates Balance                                              20,345,589.95                 19,454,551.16
         (xii)  Certificates Pool Factor                                              0.7089576                     0.6779087
         (xiii) Total Principal Balance of Notes and Certificates                561,633,511.87                536,462,924.50
     (B) Portfolio Information
         (i)    Weighted Average Coupon (WAC)                                             4.19%                         4.18%
         (ii)   Weighted Average Remaining Maturity (WAM)                                 35.81 months                  34.85 months
         (iii)  Remaining Number of Receivables                                          46,437                        45,573
         (iv)   Portfolio Receivable Balance                                    $561,633,511.87               $536,462,924.50
     (C) Outstanding Advance Amount                                                 $191,586.55                   $180,007.40
     (D) Outstanding Payahead Balance                                                     $0.00                         $0.00

                                                         SUMMARY OF ACCOUNTS
                                                         -------------------

XV. RECONCILIATION OF RESERVE ACCOUNT
-------------------------------------
     (A) Beginning Reserve Account Balance                                                                      $7,826,631.71
     (B) Draws                                                                                                           0.00
         (i)    Draw for Servicing Fee                                                                                   0.00
         (ii)   Draw for Interest                                                                                        0.00
         (iii)  Draw for Realized Losses                                                                                 0.00
     (C) Excess Interest Deposited into the Reserve Account                                                              0.00
     (D) Reserve Account Balance Prior to Release                                                                7,826,631.71
     (E) Reserve Account Required Amount                                                                         7,826,631.71
     (F) Final Reserve Account Required Amount                                                                   7,826,631.71
     (G) Excess Reserve Account Amount                                                                                   0.00
     (H) Release of Reserve Account Balance to Seller                                                                    0.00
     (I) Ending Reserve Account Balance                                                                          7,826,631.71

XVI. RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
-----------------------------------------------
     (A) Beginning Yield Supplement Account Balance                                                              2,351,937.62
     (B) Investment Earnings                                                                                         6,109.97
     (C) Investment Earnings Withdraw                                                                                    0.00
     (D) Additional Yield Supplement Amounts                                                                             0.00
     (E) Yield Supplement Deposit Amount                                                                           159,531.61
     (F) Release of Yield Deposit Account Balance to Seller                                                              0.00
                                                                                                     ------------------------
     (G) Ending Yield Supplement Account Balance                                                                 2,198,515.98

XVII. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
-----------------------------------------------
     (A) Liquidated Contracts
         (i)    Liquidation Proceeds                                                                              $117,064.83
         (ii)   Recoveries on Previously Liquidated Contracts                                                      104,138.20
     (B) Aggregate Net Losses for Collection Period                                                                 52,235.66
     (C) Net Loss Rate for Collection Period (annualized)                                                               0.11%
     (D) Cumulative Net Losses for all Periods                                                                   3,854,279.18
     (E) Delinquent Receivables                                     # Units                    Dollar Amount
                                                            --------------------------  ---------------------------
         (i)    30-59 Days Delinquent                         1,064           2.33%      $12,291,046.32     2.29%
         (ii)   60-89 Days Delinquent                           216           0.47%       $2,577,922.73     0.48%
         (ii)   90 Days or More Delinquent                       39           0.09%         $491,225.54     0.09%

XVIII. REPOSSESSION ACTIVITY                                        # Units                    Dollar Amount
----------------------------                                --------------------------  ---------------------------
     (A) Vehicles Repossessed During Collection Period           21           0.05%         $224,227.98     0.04%
     (B) Total Repossessed Vehicles in Inventory                 33           0.07%         $362,886.65     0.07%

XIX. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
------------------------------------------------------------
     (A) Ratio of Net Losses to the Pool Balance as of Each Collection Period
         (i)    Second Preceding Collection Period                                                                      0.12%
         (ii)   Preceding Collection Period                                                                             0.23%
         (iii)  Current Collection Period                                                                               0.11%
         (iv)   Three Month Average (Avg(i,ii,iii))                                                                     0.16%
     (B) Ratio of Balance of Contracts Delinquent 61 Days or More to the Outstanding Balance of Receivables.
         (i)    Second Preceding Collection Period                                                                      0.49%
         (ii)   Preceding Collection Period                                                                             0.54%
         (iii)  Current Collection Period                                                                               0.63%
         (iv)   Three Month Average (Avg(i,ii,iii))                                                                     0.56%

     (C) Loss and Delinquency Trigger Indicator                                                      Trigger was not hit.

     I hereby certify that the servicing report provided is true and accurate to the best of my knowledge.

             /s/ John Weisickle
             ----------------------
             Mr. John Weisickle
             Vice President

